 Moody National REIT II 8-K

Exhibit 10.2

AMENDMENT NO. 1 TO DEALER MANAGER AGREEMENT
AND PARTICIPATING DEALER AGREEMENT

This Amendment No. 1 to the Agreement and Participating Dealer Agreement (this “Amendment”) is made and entered into as of this 16th day of January, 2018 by and among Moody National REIT II, Inc., a Maryland corporation (the “Company”), Moody National Operating Partnership II, L.P., a Delaware limited partnership and the Company’s operating partnership subsidiary (the “Operating Partnership”), Moody Securities, LLC, Inc., a Delaware limited liability company (the “Dealer Manager”), and, solely with respect to the amendment of Section 5.2 of the Agreement and the amendments to Section III, IV and V of the Participating Dealer Agreement as set forth below, Moody National Advisor II, LLC, a Delaware limited liability company and the Company’s advisor (the “Advisor”).

RECITALS

WHEREAS, the Company previously filed a Registration Statement on Form S-11 (File No. 333-198305) to register for offer and sale up to $1.1 billion in shares of its common stock, consisting of up to $1.0 billion in shares (the “Offering”) in any combination of Class A common stock, $0.01 par value per share (the Class A Shares were formerly the sole class of the Company’s Common Stock) (the “Class A Shares”), Class D common stock, $0.01 par value per share (the “Class D Shares”), Class I common stock, $0.01 par value per share (the “Class I Shares”) and Class T common stock, $0.01 par value per share (the “Class T Shares” and, together with the Class A Shares, the Class D Shares and the Class I Shares, the “Shares”) in the Company’s Primary Offering and up to $ 100 million in Shares pursuant to the Company’s distribution reinvestment plan at the prices disclosed in the most recent Prospectus or supplement thereto;

WHEREAS, in connection with the Offering, the Company, the Operating Partnership, the company’s Sponsor and the Dealer Manager have entered into a Second Amended and Restated Dealer Manager Agreement, dated June 12, 2017 (the “Agreement”), and the Dealer Manager has subsequently entered into Participating Dealer Agreements, dated various dates, with participating dealers; and

WHEREAS, the Company and the Advisor have determined that going forward the Advisor will be responsible for paying the compensation described in Section 5.2 of the Agreement, without reimbursement from the Company.

NOW THEREFORE, effective January 16, 2018, the Company, the Operating Partnership, the Dealer Manager, the Sponsor and, solely with respect to the amendment of Sections 5.2 and 5.3 of the Agreement and the amendment to the first paragraph of Section V of the Participating Dealer Agreement as set forth below, the Advisor, hereby modify and amend the Dealer Manager Agreement and agree as follows:

1.

Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement.

2.

Amendments to Sections 5.2 and 5.3 of the Agreement related to Advisor payment of compensation.

Sections 5.2 and 5.3 are hereby deleted in their entirety and replaced with the following:

5.2

Compensation.

(a)

Selling Commissions.  Subject to any special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 5.2, the

Advisor or its affiliates other than the Company will pay to the Dealer Manager selling commissions (the “Selling Commissions”) in the amount of (i) up to 6.0% of the sales price of the Class A Shares in the Primary Offering (“Class A Selling Commissions”); (ii) up to 3.0% of the sales price of the Class T Shares in the Primary Offering (“Class T Selling Commissions”); and (iii) for sales of Class D Shares of $5,000,000 or more, up to 3.0% of the sales price of the Class D Shares in the Primary Offering (“Class D Selling Commissions”). All or a portion of such Selling Commissions may be reallowed to the Participating Dealer who sold the Offered Shares giving rise to such commissions, as described more fully in the Participating Dealer Agreement entered into with such Participating Dealer; provided, however, that no commissions described in this clause (a) shall be payable in respect of the purchase of Primary Shares sold: (i) through an investment advisory representative affiliated with a Participating Dealer who is paid on a fee-for-service basis by the investor related to the investment in the Company; (ii) by a Participating Dealer (or such Participating Dealer’s registered representative), in its individual capacity, or by a retirement plan of such Participating Dealer (or such Participating Dealer’s registered representative); or (iii) by an officer, director or employee of the Company, the Advisor or their respective affiliates. A Participating Dealer may elect to be paid the Class A Selling Commissions at the time of sale, over time (a “Trailing Commission”) or a combination of both as agreed between the Dealer Manager and the Participating Dealer. The Dealer Manager, resulting from an election by a Participating Dealer, will receive the Selling Commission that corresponds to the payment schedules agreed to with a Participating Dealer. In no event will Selling Commissions paid exceed 6.0% of the sales price of the Class A Shares or 3% of the sales price of the Class D or Class T Shares. The Advisor and its affiliates will have no obligation to pay the Trailing Commission if the applicable Primary Shares are no longer outstanding, or total underwriting compensation would exceed 10.0% of gross offering proceeds from the sale of Primary Shares. The Advisor and its affiliates will not pay to the Dealer Manager any Selling Commissions in respect of the purchase of any Class I Shares or DRIP Shares. The Company will not pay any portion of the selling commissions and has no obligation of any kind to pay such commissions.

(b)

Dealer Manager Fee.   The Advisor or its affiliates other than the Company will pay to the Dealer Manager (i) an up-front dealer manager fee in the amount of up to 3.0% of the sales price of the Class A Shares in the Primary Offering, all or a portion of which may be reallowed to the Participating Dealer who sold the Offered Shares giving rise to such commissions (the “Class A Dealer Manager Fee”); (ii) an up-front dealer manager fee in the amount of up to 1.0% of the sales price of the Class I Shares in the Primary Offering, all or a portion of which may be reallowed to the Participating Dealer who sold the Offered Shares giving rise to such commissions (the “Class I Dealer Manager Fee”), and all of which will be waived for purchases made through unaffiliated registered investment advisors; and (iii) an up-front dealer manager fee in the amount of up to 2.5% of the sales price of the Class T Shares in the Primary Offering, all or a portion of which may be reallowed to the Participating Dealer who sold the Offered Shares giving rise to such commissions (the “Class T Dealer Manager Fee,” and together with the Class A Dealer Manager Fee, the “Dealer Manager Fees”) as described in the Prospectus. The Dealer Manager’s reallowance of Dealer Manager Fees to a particular Participating Dealer shall be as set forth in Schedule I to the Participating Dealer Agreement with such Participating Dealer, and such reallowance, if any, shall be determined by the Dealer Manager in its discretion based on factors including, but not limited to, the number of shares sold by such Participating Dealer and the assistance of such Participating Dealer in marketing the Offering. The Company will not pay any portion of the dealer manager fees and has no obligation of any kind to pay such fees.

(c)

Stockholder Servicing Fee.  The Advisor or its affiliates other than the Company will pay the Dealer Manager a stockholder servicing fee equal to: (i) 1/365th of up to 0.5% of the NAV per Class D Share sold by the Dealer Manager in the Primary Offering, up to a maximum of 2.5% in the aggregate (the “Class D Stockholder Servicing Fee”); and (ii) 1/365th of up to 1.0% of the NAV per Class T Share sold by the Dealer Manager in the Primary Offering, up to a maximum of 3.0% in the

2

aggregate (the “Class T Stockholder Servicing Fee,” and together with the Class D Stockholder Servicing Fee, the “Stockholder Servicing Fees”). All or a portion of the Stockholder Servicing Fees may be reallowed to the Participating Dealer who sold the Offered Shares giving rise to such commissions; provided, however, that the Dealer Manager will not reallow the Stockholder Servicing Fees to any registered representative of a Participating Dealer if (i) such Participating Dealer has not executed a Participating Dealer Agreement with the Dealer Manager, or (ii) such registered representative ceases to serve as the representative for an investor in the Offering. The Stockholder Servicing Fees accrue daily and will be paid by the Company to the Dealer Manager on a monthly basis in arrears. The Advisor’s and its affiliates’ obligations to pay the Stockholder Servicing Fees to the Dealer Manager will terminate on the earlier of (A) a listing of the Class A Shares on a national securities exchange; (B) a merger or consolidation of the Company with or into another entity, any voluntary or involuntary liquidation, dissolution or winding up of the Company or the other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which stockholders of the Company receive cash and/or shares listed on a national securities exchange; (C) the end of the month in which the Dealer Manager determines that total underwriting compensation paid in the Primary Offering is equal to 10.0% of the gross proceeds of the Primary Offering from the sale of Class A, Class D, Class I and Class T Shares; (D) with respect to Class D Shares held in a particular stockholder account, at the end of the month in which the Class D Stockholder Servicing Fees paid to Participating Dealers with respect such Class D Shares in the stockholder account would be in excess of 2.5% (or a lower limit, as set forth in any applicable agreement between the Dealer Manager and a Participating Dealer) of the total gross investment amount in Class D Shares, as determined at the time of the most recent purchase of the Class D Shares held in such account; and (E) with respect to Class T Shares held in a particular stockholder account, at the end of the month in which total underwriting compensation from whatever source (including Dealer Manager fees, Selling Commissions, Class T Stockholder Servicing Fees and any other underwriting compensation paid to Participating Dealers with respect such Class T Shares in the stockholder account) would be in excess of 8.5% (or a lower limit, as set forth in any applicable agreement between the Dealer Manager and a Participating Dealer) of the total gross investment amount in Class T Shares, as determined at the time of the most recent purchase of the Class T Shares held in such account.

The Stockholder Servicing Fees will be paid with respect to ongoing services provided to the holders of Class D Shares and Class T Shares relation to their investments in Class D Shares and Class T Shares, which ongoing services include (i) providing ongoing or regular account or portfolio maintenance, (ii) assisting with recordkeeping, (iii) responding to investor inquiries regarding distribution payments, (iv) providing services related to the share repurchase program, (v) offering to meet with the stockholder to provide overall guidance on the stockholder’s investment in the Company or to answer questions about the account statement or valuations, and (v) providing other similar services as a stockholder may reasonably require in connection with his or her investment in Class D Shares or Class T Shares. For the avoidance of doubt, the Participating Dealers of record for stockholders of Class A Shares and Class I Shares may provide similar services; however, such Participating Dealers are under no contractual obligation to do so, and the Advisor and its affiliates will not pay a Stockholder Servicing Fee for such services. The Company will not pay any portion of the stockholder servicing fees and has no obligation of any kind to pay such fees.

5.3

Obligations to Participating Dealers.  The Advisor and its affiliates will not be liable or responsible to any Participating Dealer for direct payment of Selling Commissions or any reallowance of the Dealer Manager Fees or Stockholder Servicing Fee to such Participating Dealer, it being the sole and exclusive responsibility of the Dealer Manager for payment of Selling Commissions or any reallowance of the Dealer Manager Fees or Stockholder Servicing Fee to Participating Dealers. Notwithstanding the above, the Advisor and its affiliates other than the Company, in the Sponsor’s sole discretion, may act as agent of the Dealer Manager by making direct payment of Selling Commissions or any reallowance of the Dealer

3

Manager Fees or Stockholder Servicing Fee to such Participating Dealers without incurring any liability therefor.

3.

Amendments to Participating Dealer Agreement related to Advisor payment of compensation

The introductory paragraph to Section III of the Participating Dealer Agreement is hereby removed and replaced with the following:

“Each person desiring to purchase Primary Shares in the Offering will be required to complete and execute a subscription agreement (“Subscription Agreement”) in the form attached as an Appendix to the Prospectus and to deliver to Participating Dealer such completed Subscription Agreement, together with a check, draft, wire or money order (hereinafter referred to as an “instrument of payment”) in the amount of $25.04 per Class A, Class D, Class I or Class T Share, or such other purchase price per Share as the Company’s Board of Directors may establish from time to time, as specified in the Prospectus. There shall be a minimum initial purchase by any one purchaser of $2,500 in Primary Shares (except as otherwise indicated in the Prospectus, or in any letter or memorandum from the Company to the Dealer Manager). Minimum subsequent purchases of Primary Shares shall be $500 per transaction. Any Subscription Agreement and instrument of payment not conforming to the foregoing instructions shall be returned to such subscriber not later than the end of the second business day following receipt by Participating Dealer of such materials. Subscription Agreements and instruments of payment received by the Participating Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the following methods:…”

Section IV(a) is hereby removed and replaced with the following:

“(a)

Subject to any special circumstances described in or as otherwise provided in the “Plan of Distribution” section of the Prospectus which Participating Dealer is responsible for implementing, Participating Dealer’s selling commission (the “Selling Commission”) applicable to Primary Shares sold by Participating Dealer which it is authorized to sell hereunder is (i) up to 6.0% of the sales price of the Class A Shares in the Primary Offering; (ii) up to 3.0% of the sales price of the Class T Shares in the Primary Offering; and (iii) for sales of Class D Shares of $5,000,000 or more in the Primary Offering, up to 3.0% of the sales price of the Class D Shares in the Primary Offering. The Selling Commission to which Participating Dealer is entitled with respect to Class A Shares and Class D Shares sold in the Primary Offering are set forth in Schedule I attached hereto. A Participating Dealer may elect to be paid the Selling Commission with respect to Class A Shares at the time of sale, over time (a “Trailing Commission”) or a combination of both as agreed between the Dealer Manager and the Participating Dealer and as set forth on Schedule I hereto. In no event will Selling Commission paid exceed 6.0% of the sales price of the Class A Shares, or 3% of the sales price of the Class D or Class T Shares. The Dealer Manager will have no obligation to pay the Trailing Commission if the applicable Primary Shares are no longer outstanding or total underwriting compensation would exceed 10.0% of gross offering proceeds from the sale of Primary Shares. For these purposes, a “sale of Primary Shares” shall occur if, and only if, a Subscription Agreement is accepted by the Company and the Company has thereafter distributed the Selling Commission to the Dealer Manager in connection with such transaction. Participating Dealer hereby waives any and all rights to receive payment of Selling Commissions due until such time as the Dealer Manager is in receipt of the Selling Commission from the Company. Participating Dealer affirms that the Dealer Manager’s liability for Selling Commissions payable to Participating Dealer is limited solely to the Selling Commissions received by the Dealer Manager from the Company associated with Participating Dealer’s sale of Primary Shares.”

4

Section V is hereby removed and replaced with the following:

“V.

Payment.

(a)

Payments of Selling Commissions will be made by the Dealer Manager (or by the Advisor or its affiliates other than the Company as the agent of the Dealer Manager, as provided in the Dealer Manager Agreement) to Participating Dealer within 30 days of the receipt by the Dealer Manager of the gross commission payments from the Company.

(b)

Participating Dealer, in its sole discretion, may authorize Dealer Manager (or the Advisor or its affiliates other than the Company as the agent of the Dealer Manager, as provided in the Dealer Manager Agreement) to deposit Selling Commissions, Dealer Manager Fees and other payments due to it pursuant to this Agreement directly to its bank account. If Participating Dealer so elects, Participating Dealer shall provide deposit authorization and instructions to Dealer Manager in Schedule 2 to this Agreement.”

Additional Section XXII Related to ERISA matters.

“XXII.

ERISA Matters.

The parties agree as follows:

(a)

Participating Dealer is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

(b)

To the extent Participating Dealer (or its registered representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Company, the Sponsor, the Company’s advisor or each of their respective affiliates and related parties (collectively, the “Company Parties”) provides directly to Participating Dealer (or its registered representatives), without direct charge, for use in connection with Participating Dealer’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Dealer will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(c)

Certain of the Company Parties have financial interests associated with the purchase of Shares of the Company, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of shares of the Company’s common stock, as described in the Prospectus.

(d)

To the extent that Participating Dealer provides investment advice to its Retirement Customers, Participating Dealer will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Dealer is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.

Participating Dealer is independent of Dealer Manager, and Dealer Manager is not undertaking to provide impartial investment advice to Participating Dealer or its Retirement Customers.”

4.

Amendment. This Amendment may not be amended or modified except in writing signed by all parties.

5

5.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

6.

Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.

6

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

Very truly yours, THE COMPANY: MOODY NATIONAL REIT II, INC.

By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	Chief Executive Officer and President

THE OPERATING PARTNERSHIP: MOODY NATIONAL OPERATING PARTNERSHIP II, LP

By:	Moody National REIT II, Inc., its general partner

	By:	/s/ Brett C. Moody
		Name:	Brett C. Moody
		Title:	Chief Executive Officer and President

THE ADVISOR: MOODY NATIONAL ADVISOR II, LLC, only for purposes of Sections 5.2 and 5.3

By:	Moody National REIT Sponsor, LLC

	By:	Moody National REIT Sponsor SM, LLC

	By:	/s/ Brett C. Moody
		Name:	Brett C. Moody
		Title:	Chief Executive Officer and President

ACCEPTED and AGREED as of the date first above written:

THE DEALER MANAGER:

MOODY SECURITIES, LLC

By:	/s/ Melinda G. LeGaye
	Name:	Melinda G. LeGaye
	Title:	President

Signature Page to Amendment No. 1 to the Dealer Manager Agreement and Participating Dealer Agreement